SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT

                                 -------------

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                       Date of Report: December 20, 2000



                            FRONTLINE CAPITAL GROUP
            (Exact name of Registrant as specified in its Charter)




                                   Delaware
                           (State of Incorporation)


           0-30162                                     11-3383642
   (Commission File Number)                     (IRS Employer Id. Number)


                          90 Park Avenue                             10016
                        New York, New York                         (Zip Code)
               (Address of principal executive offices)

                                (212) 931-8000
             (Registrant's telephone number, including area code)




     This Current Report on Form 8-K is being filed to update certain information provided in the Current Report on Form 8-K filed with the Securities and Exchange Commission on November 22, 2000.


Item 5.  Other Events

     On December 20, 2000, FrontLine Capital Group (the "Company") completed the disposition of its holdings in its partner company EmployeeMatters, Inc. to Intuit Inc. ("Intuit"), a NASDAQ listed company, pursuant to an Agreement and Plan of Merger, dated as of November 15, 2000 (the "Merger Agreement"). In connection with the sale, the Company received 556,027 shares of Intuit common stock, 23,072 shares of which were deposited into an escrow account for a one-year period in order to secure, in part, the Company's indemnification obligations under the Merger Agreement.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                        FRONTLINE CAPITAL GROUP




                                        By: /s/  Scott Rechler
                                            -------------------------
                                                 Scott Rechler
                                                 President and Chief
                                                 Executive Officer



Date:  January 11, 2001